BLACKROCK FUNDSSM
BlackRock Commodity Strategies Fund
(the “Fund”)

Supplement dated December 31, 2015 to the Fund’s
Statement of Additional Information dated November 27, 2015

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Evy Hambro, Poppy Allonby, CFA, Rob Shimell and Ricardo Fernandez are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The table in the sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Evy Hambro	0	7	2	0	0	0
	$0	$8.12 Billion	$203.1 Million	$0	$0	$0
Poppy Allonby, CFA	3	6	2	0	1	1
	$933.0 Million	$2.99 Billion	$0.17 Million	$0	$7.06 Million	$0.16 Million
Rob Shimell	2	12	10	0	0	0
	$1.06 Billion	$4.76 Billion	$1.28 Billion	$0	$0	$0
Ricardo Fernandez	2	12	10	0	0	0
	$1.06 Billion	$4.76 Billion	$1.28 Billion	$0	$0	$0

The heading following the third paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

Discretionary Incentive Compensation — Ms. Allonby and Mr. Hambro

The table in the sub-section entitled “Fund Ownership” is deleted in its entirety and replaced with the following:

Portfolio Manager	Dollar Range
Evy Hambro	None
Poppy Allonby, CFA	None
Rob Shimell	None
Ricardo Fernandez	None

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Ms. Allonby and Mr. Hambro may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Ms. Allonby and Mr. Hambro may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-CS-1215SUP